UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) –	May 21, 2007

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, CT	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; “Pequot” refers to Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P, collectively; and “Constellation” refers to Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC, collectively.

ITEM 3.02. Unregistered Sales of Equity Securities

Issuance of Dividend Shares

(a) Date of sale and the title and amount of securities sold

In the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004, the Company disclosed that on December 7, 2004 it entered into a purchase agreement (as amended, the "Pequot/Constellation Purchase Agreement") with Pequot and Constellation (collectively referred to as the "Purchasers").

In the Form 8-K filed with the Securities and Exchange Commission on April 2, 2007, the Company disclosed that on March 29, 2007 it entered into a purchase agreement with the Purchasers (the “A-6 Purchase Agreement”)

On May 21, 2007, in satisfaction of its obligation to pay the May 21, 2007 semi-annual dividend on the Series A Preferred Stock (the “May 2007 Dividend”), the Company issued to the Purchasers 99,777 shares of Series A-1 Preferred Stock, 61,291 shares of Series A-2 Preferred Stock, 117,867 shares of Series A-3 Preferred Stock, 240,443 shares of Series A-4 Preferred Stock, 94,292 shares of Series A-5 Preferred Stock, and 20,753 shares of Series A-6 Preferred Stock (collectively, the “Dividend Shares”). Of such shares, Pequot was issued an aggregate of 99,777 shares of Series A-1 Preferred Stock, 61,291 shares of Series A-2 Preferred Stock, 58,934 shares of Series A-3 Preferred Stock, 156,314 shares of Series A-4 Preferred Stock, 80,150 shares of Series A-5 Preferred Stock, and 16,331 shares of the Series A-6 Preferred Stock and Constellation was issued an aggregate of 58,933 shares of Series A-3 Preferred Stock, 84,129 shares of Series A-4 Preferred Stock, 14,142 shares of Series A-5 Preferred Stock, and 4,422 shares of the Series A-6 Preferred Stock. The Company also paid to Pequot and Constellation an aggregate of $39.96 in cash in lieu of issuing fractional shares of Series A Preferred Stock, as part of the May 2007 Dividend.

The description of the Pequot/Constellation Purchase Agreement and the Series A Preferred Stock are qualified in their entirety by reference to the terms of the Pequot/Constellation Purchase Agreement previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004 which is incorporated herein by reference and Amendment No. 2 thereto previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on November 29, 2005.

The description of the A-6 Purchase Agreement and the Series A Preferred Stock are qualified in their entirety by reference to the terms of the A-6 Purchase Agreement previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on April 2, 2007 which is incorporated herein by reference.

(b) Consideration

The Company issued the Dividend Shares in satisfaction of its obligation to pay the May 2007 Dividend to the Purchasers. The Purchasers paid no additional consideration for the Dividend Shares.

(c) Exemption from Registration Claimed

The Company issued the Dividend Shares in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder. The Purchasers received, or had access to, material information concerning the Company, including but not limited to, the Company's reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

(d) Terms of Conversion or Exercise

The Series A Preferred Stock issued as part of the May 2007 Dividend is convertible into Common Stock of the Company at any time at the election of its holders. The Series A Preferred Stock will automatically convert into Common Stock of the Company if, at any time following 18 months after the issuance of the Series A Preferred Stock, the Volume-Weighted Average Price (as defined in the Pequot/Constellation Purchase Agreement ) of the Company's Common Stock for the immediately preceding sixty consecutive trading days exceeds four times the applicable Series A Preferred Stock conversion price. However, there will not be an automatic conversion unless at the time of such proposed conversion the Company shall have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of Common Stock issued or issuable to the holders (A) on conversion of the Series A Preferred Stock (as defined in the Restated Certificate) then issued or issuable to such holders, (B) on exercise of all of the warrants to purchase the Company's Common Stock pursuant to the Pequot Purchase Agreement, dated January 29, 2004, among the Company and Pequot (the "Pequot Purchase Agreement"), and (C) on exercise of all of the warrants to purchase the Company's Common Stock pursuant to the Pequot/Constellation Purchase Agreement, and such shares of Common Stock of the Company have been listed on the Nasdaq Stock Market (or other national stock exchange or national over-the-counter bulletin board approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock). The Series A Preferred Stock will convert to Common Stock of the Company, initially at a ratio of one share of Common Stock for every share of Series A Preferred Stock and subject to adjustments for certain dilutive equity issuances and for stock splits, stock dividends and similar events.

As stated above, the description of the Series A Preferred Stock is qualified in its entirety by reference to the terms of the (i) Pequot/Constellation Purchase Agreement previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004, (ii) Amendment No. 2 thereto previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on November 29, 2005 and (iii) A-6 Purchase Agreement previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on April 2, 2007, all of which are incorporated herein by reference

The description of the Pequot Purchase Agreement is qualified in its entirety by reference to the terms of the Pequot Purchase Agreement previously filed as Appendix A to the Proxy Statement contained as part of the Company's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004 incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)
By: /s/ J.W. Braukman III
J.W. Braukman III
Senior Vice President and Chief
Financial Officer

May 25, 2007